UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 19, 2015

Momenta Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50797	04-3561634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

(617) 491-9700

(Registrant’s telephone number,
including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

On June 19, 2015, Richard P. Shea, Senior Vice President and Chief Financial Officer (“CFO”) of Momenta Pharmaceuticals, Inc. (the “Company”) notified the Company of his intention to resign as CFO upon the Company’s identification and appointment of a successor CFO.  The notice was given in connection with a CFO succession plan developed by Mr. Shea and the Company and the announcement of Mr. Shea’s plan to retire in 2016.  The Company has initiated a CFO search.  Upon the appointment of a successor CFO, the Company expects that Mr. Shea will remain with the Company to assist with the CFO succession and serve in a newly-created role of Senior Vice President, Corporate Communications and Operations for a transition period prior to his retirement.

Forward-Looking Statements

Statements in this Current Report regarding the Company’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the Company’s CFO succession plan, the timing of Richard P. Shea’s planned retirement and the expectation that Mr. Shea will remain with the Company to assist with the CFO succession and serve as Senior Vice President, Corporate Communications and Operations upon the appointment of a successor CFO. Forward-looking statements may be identified by words such as “anticipate,” “believe,” “continue,” “could,” “hope,” “target,” “project,” “goal,” “objective,” “guidance,” “plan,” “potential,” “predict,” “might,” “estimate,” “expect,” “intend,” “may,” “seek”, “should,” “target,” “will,” “would,” “look forward” and other similar words or expressions, or the negative of these words or similar words or expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, including those referred to under the section “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, filed with the Securities and Exchange Commission, as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. As a result of such risks, uncertainties and important factors, actual events may differ materially from any future events discussed in or implied by the forward-looking statements contained herein. The Company is providing the information in this Current Report as of this date and assumes no obligation to update the information included in this Current Report or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

Date: June 24, 2015	By:	/s/ Bruce A. Leicher

Bruce A. Leicher
Senior Vice President, General Counsel and Secretary